                               POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Kris A.  Robbins,  being a Director of SECURITY  BENEFIT LIFE  INSURANCE
COMPANY,  a Kansas  corporation  (the  "Company"),  by these  presents  do make, constitute  and appoint J. Michael  Keefer,  Thomas A. Swank and Amy J. Lee, and
each of them, my true and lawful  attorneys,  each with full power and authority for me, in my name,  and on my behalf,  to sign, as my agent,  any  registration statement  applicable  to  separate  accounts  of the  Company,  as  well as any pre-effective  amendment,  any post-effective  amendment and any application for exemptive relief (including  amendments to such  applications) for such separate accounts,  now or hereafter  established by the Company,  for purposes of filing such registration statement or other document pursuant to the Investment Company
Act of 1940 or the  Securities  Act of  1933,  each as  amended,  as well as any instrument or document filed as part thereof,  or in connection  therewith or in any way related thereto, with like effect as though said registration  statement or other  document or instrument  had been signed and filed  personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of March, 2004.

                                                   KRIS A. ROBBINS
                                                   -----------------------------
                                                   Kris A. Robbins

SUBSCRIBED AND SWORN to before me this 15th day of March, 2004.

                                                   SHELLEY R. GOWER
                                                   -----------------------------
                                                   Notary Public

My Commission Expires:

4-7-06
-----------------------------

                                POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, J. Michael Keefer,  being a Director of SECURITY  BENEFIT LIFE INSURANCE
COMPANY,  a Kansas  corporation  (the  "Company"),  by these  presents  do make, constitute and appoint Kris A. Robbins, Thomas A. Swank and Amy J. Lee, and each of them,  my true and lawful  attorneys,  each with full power and authority for me,  in my name,  and on my  behalf,  to sign,  as my  agent,  any  registration statement  applicable  to  separate  accounts  of the  Company,  as  well as any pre-effective  amendment,  any post-effective  amendment and any application for exemptive relief (including  amendments to such  applications) for such separate accounts,  now or hereafter  established by the Company,  for purposes of filing such registration statement or other document pursuant to the Investment Company
Act of 1940 or the  Securities  Act of  1933,  each as  amended,  as well as any instrument or document filed as part thereof,  or in connection  therewith or in any way related thereto, with like effect as though said registration  statement or other  document or instrument  had been signed and filed  personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of March, 2004.

                                                   J. MICHAEL KEEFER
                                                   -----------------------------
                                                   J. Michael Keefer

SUBSCRIBED AND SWORN to before me this 15th day of March, 2004.

                                                   SHELLEY R. GOWER
                                                   -----------------------------
                                                   Notary Public

My Commission Expires:

4-7-06
-----------------------------

                                POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Thomas A. Swank, being a Director, Chief Financial Officer and Treasurer
of  SECURITY  BENEFIT  LIFE  INSURANCE   COMPANY,   a  Kansas  corporation  (the
"Company"),  by these presents do make,  constitute and appoint Kris A. Robbins,
J.  Michael  Keefer  and Amy J.  Lee,  and  each of  them,  my true  and  lawful attorneys,  each with full  power and  authority  for me, in my name,  and on my behalf, to sign, as my agent, any registration  statement applicable to separate
accounts  of  the  Company,  as  well  as  any  pre-effective   amendment,   any
post-effective  amendment and any  application for exemptive  relief  (including amendments to such  applications) for such separate  accounts,  now or hereafter established by the Company,  for purposes of filing such registration  statement or  other  document  pursuant  to the  Investment  Company  Act of  1940  or the
Securities Act of 1933,  each as amended,  as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like  effect as though said  registration  statement  or other  document or instrument had been signed and filed personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of March, 2004.

                                                   THOMAS A. SWANK
                                                   -----------------------------
                                                   Thomas A. Swank

SUBSCRIBED AND SWORN to before me this 15th day of March, 2004.

                                                   SHELLEY R. GOWER
                                                   -----------------------------
                                                   Notary Public

My Commission Expires:

4-7-06
-----------------------------

                                POWER OF ATTORNEY

STATE OF KANSAS  )
                 ) ss.
COUNTY OF SHAWNEE)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Malcolm E. Robinson, being a Director of SECURITY BENEFIT LIFE INSURANCE
COMPANY,  a Kansas  corporation  (the  "Company"),  by these  presents  do make, constitute and appoint Kris A. Robbins,  J. Michael Keefer,  Thomas A. Swank and
Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name,  and on my behalf,  to sign, as my agent,  any registration  statement  applicable to separate accounts of the Company, as well as any pre-effective amendment, any post-effective amendment and any application for  exemptive  relief  (including  amendments  to such  applications)  for such separate accounts,  now or hereafter established by the Company, for purposes of filing such registration  statement or other document pursuant to the Investment
Company Act of 1940 or the Securities Act of 1933,  each as amended,  as well as any instrument or document filed as part thereof, or in connection  therewith or in any way  related  thereto,  with  like  effect as  though  said  registration statement or other document or instrument  had been signed and filed  personally by me in the capacity aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of March, 2004.

                                                   MALCOLM E. ROBINSON
                                                   -----------------------------
                                                   Malcolm E. Robinson

SUBSCRIBED AND SWORN to before me this 15th day of March, 2004.

                                                   SHELLEY R. GOWER
                                                   -----------------------------
                                                   Notary Public

My Commission Expires:

4-7-06
-----------------------------